**Masimo Corporation**
Reconciliation Between GAAP and Non-GAAP Financial Measures

(Unaudited; in millions, except percentages and per share data) [1]

| | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 | Q3 2021 | Q4 2021 | Q1 2022 |
|---|---|---|---|---|---|---|---|---|---|
| **GAAP revenue** | **$269.6** | **$301.0** | **$278.1** | **$295.1** | **$299.0** | **$305.1** | **$307.4** | **$327.6** | **$304.2** |
| Constant currency adjustments [2] | N/A | N/A | N/A | N/A | N/A | N/A | N/A | N/A | $4.3 |
| **Non-GAAP revenue** | **$269.6** | **$301.0** | **$278.1** | **$295.1** | **$299.0** | **$305.1** | **$307.4** | **$327.6** | **$308.6** |
| **GAAP gross profit** | **$185.6** | **$191.6** | **$178.9** | **$186.9** | **$196.9** | **$192.9** | **$203.7** | **$214.9** | **$204.8** |
| Acquired tangible asset amortization | $0.0 | $0.0 | $0.0 | $0.0 | $0.1 | $0.1 | $0.1 | $0.1 | $0.0 |
| Acquired intangible asset amortization | $0.2 | $0.4 | $0.3 | $0.2 | $0.6 | $0.6 | $0.6 | $0.6 | $0.6 |
| Acquisition, integration and related costs | $0.2 | $0.1 | $0.1 | $0.2 | $0.1 | $0.5 | $0.0 | $0.3 | $0.0 |
| Other adjustments | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $3.4 | $0.0 | $0.0 | $0.0 |
| **Non-GAAP gross profit** | **$186.0** | **$192.2** | **$179.3** | **$187.4** | **$197.7** | **$197.5** | **$204.5** | **$215.9** | **$205.4** |
| **Non-GAAP gross margin %** [3] | **69.0%** | **63.9%** | **64.5%** | **63.5%** | **66.1%** | **64.7%** | **66.5%** | **65.9%** | **67.5%** |
| **GAAP selling, general and administrative expenses** | **$89.9** | **$98.5** | **$90.4** | **$90.3** | **$96.7** | **$93.8** | **$100.6** | **$104.1** | **$108.9** |
| Acquired intangible asset amortization | ($0.5) | ($0.7) | ($0.6) | ($1.4) | ($1.0) | ($0.9) | ($0.9) | ($0.9) | ($0.9) |
| Acquisition, integration and related costs | ($1.6) | $0.0 | ($0.2) | ($1.3) | ($1.0) | ($0.4) | ($0.3) | ($0.5) | ($3.1) |
| Litigation related expenses and settlements | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | ($0.4) | ($1.2) | ($3.9) | ($5.5) |
| Other adjustments | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | ($0.5) | $0.0 |
| **Non-GAAP selling, general and administrative expenses** | **$87.8** | **$97.8** | **$89.5** | **$87.6** | **$94.7** | **$92.2** | **$98.3** | **$98.3** | **$99.5** |
| **GAAP research and development expenses** | **$27.2** | **$30.9** | **$28.9** | **$31.7** | **$34.5** | **$33.9** | **$35.4** | **$33.4** | **$36.1** |
| Acquired intangible asset amortization | $0.0 | $0.0 | $0.0 | ($0.0) | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 |
| Acquisition, integration and related costs | ($0.0) | ($0.0) | ($0.0) | ($0.0) | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 |
| **Non-GAAP research and development expenses** | **$27.2** | **$30.9** | **$28.8** | **$31.6** | **$34.5** | **$33.9** | **$35.4** | **$33.4** | **$36.1** |
| **GAAP litigation settlements and awards** | **($0.5)** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** |
| Litigation related expenses and settlements | $0.5 | ($0.0) | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 |
| **Non-GAAP litigation settlements and awards** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** | **$0.0** |
| **GAAP operating expenses** | **$116.6** | **$129.4** | **$119.2** | **$122.0** | **$131.2** | **$127.8** | **$136.1** | **$137.5** | **$145.0** |
| Acquired intangible asset amortization | ($0.5) | ($0.7) | ($0.6) | ($1.4) | ($1.0) | ($0.9) | ($0.9) | ($0.9) | ($0.9) |
| Acquisition, integration and related costs | ($1.6) | $0.0 | ($0.3) | ($1.4) | ($1.0) | ($0.4) | ($0.3) | ($0.5) | ($3.1) |
| Litigation related expenses and settlements | $0.5 | ($0.0) | $0.0 | $0.0 | $0.0 | ($0.4) | ($1.2) | ($3.9) | ($5.5) |
| Other adjustments | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | ($0.5) | $0.0 |
| **Non-GAAP operating expenses** | **$115.0** | **$128.6** | **$118.4** | **$119.2** | **$129.2** | **$126.1** | **$133.7** | **$131.7** | **$135.6** |
| **GAAP operating profit** | **$69.0** | **$62.2** | **$59.7** | **$64.9** | **$65.7** | **$65.1** | **$67.6** | **$77.4** | **$59.7** |
| Acquired tangible asset amortization | $0.0 | $0.0 | $0.0 | $0.0 | $0.1 | $0.1 | $0.1 | $0.1 | $0.0 |
| Acquired intangible asset amortization | $0.7 | $1.2 | $0.9 | $1.7 | $1.6 | $1.5 | $1.5 | $1.5 | $1.5 |
| Acquisition, integration and related costs | $1.8 | $0.1 | $0.4 | $1.5 | $1.0 | $0.9 | $0.3 | $0.8 | $3.1 |
| Litigation related expenses and settlements | ($0.5) | $0.0 | $0.0 | $0.0 | $0.0 | $0.4 | $1.2 | $3.9 | $5.5 |
| Other adjustments | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $3.4 | $0.0 | $0.5 | $0.0 |
| **Non-GAAP operating profit** | **$71.0** | **$63.6** | **$61.0** | **$68.1** | **$68.5** | **$71.4** | **$70.8** | **$84.2** | **$69.8** |
| **Non-GAAP operating margin %** [3] | **26.3%** | **21.1%** | **21.9%** | **23.1%** | **22.9%** | **23.4%** | **23.0%** | **25.7%** | **22.9%** |

**Masimo Corporation**
Reconciliation Between GAAP and Non-GAAP Financial Measures

(Unaudited; in millions, except percentages and per share data) [(1)]

| | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 | Q3 2021 | Q4 2021 | Q1 2022 |
|---|---|---|---|---|---|---|---|---|---|
| **GAAP non-operating income (expense)** | **$3.3** | **$1.4** | **$1.4** | **$1.8** | **($0.7)** | **$0.1** | **($0.1)** | **($0.7)** | **($0.6)** |
| Realized and unrealized gains or losses | ($0.6) | ($0.0) | ($0.6) | ($1.4) | $0.8 | $0.1 | $0.2 | $0.8 | $0.8 |
| **Non-GAAP non-operating income (expense)** | **$2.8** | **$1.4** | **$0.7** | **$0.4** | **$0.1** | **$0.1** | **$0.2** | **$0.1** | **$0.2** |
| **GAAP provision for income taxes** | **$7.9** | **$7.9** | **$11.7** | **($3.9)** | **$11.5** | **$15.0** | **$9.8** | **$8.4** | **$12.5** |
| Tax impact of non-GAAP adjustments | $0.3 | $0.4 | $0.2 | $5.2 | $0.6 | $1.2 | $0.5 | $1.4 | $2.5 |
| Excess tax benefits from stock-based compensation expense | $9.6 | $7.5 | $3.1 | $10.0 | $4.3 | $1.3 | $6.4 | $4.4 | $1.7 |
| **Non-GAAP provision for income taxes** | **$17.8** | **$15.7** | **$14.9** | **$11.3** | **$16.4** | **$17.5** | **$16.7** | **$14.2** | **$16.8** |
| **GAAP net income (loss)** | **$64.5** | **$55.8** | **$49.4** | **$70.6** | **$53.4** | **$50.2** | **$57.8** | **$68.3** | **$46.6** |
| Acquired tangible asset amortization | $0.0 | $0.0 | $0.0 | $0.0 | $0.1 | $0.1 | $0.1 | $0.1 | $0.0 |
| Acquired intangible asset amortization | $0.7 | $1.2 | $0.9 | $1.7 | $1.6 | $1.5 | $1.5 | $1.5 | $1.5 |
| Acquisition, integration and related costs | $1.8 | $0.1 | $0.4 | $1.5 | $1.0 | $0.9 | $0.3 | $0.8 | $3.1 |
| Litigation related expenses and settlements | ($0.5) | $0.0 | $0.0 | $0.0 | $0.0 | $0.4 | $1.2 | $3.9 | $5.5 |
| Other adjustments | $0.0 | $0.0 | $0.0 | $0.0 | $0.0 | $3.4 | $0.0 | $0.5 | $0.0 |
| Realized and unrealized gains or losses | ($0.6) | ($0.0) | ($0.6) | ($1.4) | $0.8 | $0.1 | $0.2 | $0.8 | $0.8 |
| Tax impact of non-GAAP adjustments | ($0.3) | ($0.4) | ($0.2) | ($5.2) | ($0.6) | ($1.2) | ($0.5) | ($1.4) | ($2.5) |
| Excess tax benefits from stock-based compensation expense | ($9.6) | ($7.5) | ($3.1) | ($10.0) | ($4.3) | ($1.3) | ($6.4) | ($4.4) | ($1.7) |
| **Non-GAAP net income (loss)** | **$55.9** | **$49.3** | **$46.8** | **$57.3** | **$52.1** | **$54.0** | **$54.3** | **$70.1** | **$53.2** |
| **GAAP net income (loss) per share** | **$1.12** | **$0.96** | **$0.85** | **$1.21** | **$0.92** | **$0.88** | **$1.00** | **$1.18** | **$0.81** |
| Acquired tangible asset amortization | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Acquired intangible asset amortization | 0.01 | 0.02 | 0.02 | 0.03 | 0.03 | 0.03 | 0.03 | 0.03 | 0.03 |
| Acquisition, integration and related costs | 0.03 | 0.00 | 0.01 | 0.03 | 0.02 | 0.02 | 0.01 | 0.01 | 0.05 |
| Litigation related expenses and settlements | (0.01) | 0.00 | 0.00 | 0.00 | 0.00 | 0.01 | 0.02 | 0.07 | 0.10 |
| Other adjustments | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.06 | 0.00 | 0.01 | 0.00 |
| Realized and unrealized gains or losses | (0.01) | (0.00) | (0.01) | (0.02) | 0.01 | 0.00 | 0.00 | 0.01 | 0.01 |
| Tax impact of non-GAAP adjustments | (0.01) | (0.01) | (0.00) | (0.09) | (0.01) | (0.02) | (0.01) | (0.02) | (0.04) |
| Excess tax benefits from stock-based compensation expense | (0.17) | (0.13) | (0.05) | (0.17) | (0.07) | (0.02) | (0.11) | (0.08) | (0.03) |
| **Non-GAAP net income (loss) per share** | **$0.97** | **$0.85** | **$0.80** | **$0.98** | **$0.90** | **$0.94** | **$0.94** | **$1.21** | **$0.93** |
| **Weighted average shares outstanding - Diluted** | **57.6** | **58.2** | **58.3** | **58.2** | **57.9** | **57.4** | **57.7** | **57.8** | **57.3** |

**Footnotes:**

(1) Totals may not foot due to rounding. Quarterly reported amounts may vary from amounts previously reported due to rounding conventions.

(2) Constant currency adjustments are intended to reflect current year revenue at prior year foreign exchange rates for comparison purposes.

(3) Calculated as a percentage of GAAP revenue.